Benefit Plans (Components of Net Periodic Pension Cost) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Sep. 30, 2014	Sep. 30, 2013
Benefit Plans [Abstract]
Interest cost	$ 248	$ 256
Expected return on plan assets	(293)	(284)
Amortization of unrecognized loss	91	18
Total net periodic pension (credit) expense	$ 46	$ (10)
Discount rate	4.50%	5.00%
Rate of return on long-term assets	7.00%	7.00%
Salary increase rate	0.00%	0.00%